EXHIBIT 23




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form
11-K, into the Company's previously filed Registration Statement
File No. 33-24672.




                               /s/ ARTHUR ANDERSEN, LLP
                               -----------------------




Cincinnati, Ohio,
June 27, 1995.